Supermicro © 2009
GPU Solutions
Universal I/O
Double-Sided
Datacenter
Optimized
Twin Architecture
SuperBlade ®
Storage
3rd Quarter Fiscal 2010
Earnings Conference Presentation
April 27, 2010
Exhibit 99.2

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Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate, among other things, to our expected financial and operating results, our ability to build and grow Supermicro, the benefit of our products and our ability to achieve our goals, plans and objectives.
Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated. These include, but are not limited to: our dependence on continued growth in the markets for
X86 based servers, blade servers and embedded applications, increased competition, difficulties of predicting timing of new product introductions, customer acceptance of new products, difficulties in establishing and maintaining successful relationships with our distributors and vendors, shortages or price fluctuations in our supply chain, our ability to protect our intellectual property rights, our ability to control the rate of expansion domestically and internationally, difficulty managing rapid growth and general political, economic and market conditions and events.
For a further list and description of risks and uncertainties, see the reports filed by Supermicro with the
Securities and Exchange Commission. Supermicro disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Supplemental information, condensed balance sheets and statements of operations follow. All monetary amounts are stated in U.S. dollars.

Non-GAAP Financial Measures
Non-GAAP gross margin in this presentation excludes stock-based compensation expense. Non-GAAP net income and net income per share in this presentation exclude stock-based compensation expense, a provision for litigation loss and the related tax effect of the applicable items. Management presents non-
GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments.
Management also believes that non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP.
Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the Company's
GAAP and non-GAAP financial results is provided at the end of the press release that was issued announcing the Company’s operating and financial results for the quarter ended March 31, 2010.  In addition, a reconciliation from GAAP to non-GAAP results is contained in the financial summary attached to today’s presentation and is available in the Investor Relations section of our website at
www.supermicro.com in the Events and Presentations section. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the Company's
SEC filings.

4 Q3’FY2010 Non-GAAP Financial Highlights (in millions, except per share data) Q3'10 YoY Sequential Revenue $189.3 72.8% 4.0% Profit after Tax $8.9 266.4% -3.2% EPS $0.21 250.0% -4.5% Change

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Summary of Results
Even though the third quarter is seasonally softer, we achieved another record quarter for revenues, up 4.0% sequentially and 72.8% year over year
Our twin and twin  server lines as well as our storage and GPU business were strong
We won more data center business this quarter, which establishes our brand and scale in this competitive market
This quarter we continued to invest in our near and long term future by adding new employees for production in Europe and Asia as well as engineers to extend our product lines for the
Westmere and Magny Cours launches, and for Twin Blades, switches and racks
With the continued recovery in IT spending, we are well positioned for growth with our product lines, with our geographic expansion in place, and our pipeline of new business opportunities
2

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Leading Architecture – FY10
New Generation Twin
1U Twin / 2U Twin² with new generation CPU / Chipset
Continue the momentum and leading position
TwinBlade™ (Award-Winning)
20/28 DP nodes in 7U, support 40Gb/s Infiniband or 10G
Ethernet connectivity
New GPU product lines
Scientific computation, imaging processing and CFD
simulation
New generation GPU – NVIDIA Fermi & AMD ATI
New generation 1U / 2U / 3U optimized rack mount
product lines (Intel Westmere & AMD G34, Magne-
cours)
Further optimized for enterprise virtualization applications
Including 18 DIMM, 94% high efficiency redundant power
supply, more I/O capacity, GPU capability, and 100% cooling
redundancy
ATOM based appliance & Embedded solutions
Create territory in the market segments:
Medical, Gaming, Telecom, Military… industries
New Twin
New GPUs
TwinBlade™
New ATOM server

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Leading Architecture – FY10
New generation 4-way / 8-way Systems
Intel new Boxboro-EX MP system in 1U/4U/5U
Addressing HPC application needs as well as enterprise market
Storage product line expansion
Super SBB product line
New generation 1U / 2U / 3U optimized rack mount
product lines (Intel Westmere & AMD G34, Magne-
cours)
Further optimized for enterprise virtualization applications
Including 18 DIMM, 94% high efficiency redundant power supply, more I/O capacity, GPU capability, and 100% cooling redundancy
SuperRack™
User friendly cable management / Ease of Cable Identification
Better airflow / Increase uptime / Ease of rear access hot-swapping
Expending switch products offering:
FCoE, QDR IB, 10G…
Boxboro-EX
Super SBB
SuperRack™
Cable & PDU
Management

Revenue Comparables
$110
$123
$149
$182
$189
$0
$40
$80
$120
$160
$200
$'s millions
Q3'09 Q4'09 Q1'10 Q2'10 Q3'10
Supermicro Revenue Trend
Y/Y -19.9% -17.1% 3.1% 41.5%
72.8%
Seq. -14.8% 12.7% 20.3% 22.5%
4.0%

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9 Revenue Analysis $67 $43 $78 $45 $97 $51 $117 $65 $126 $63 $- $40 $80 $120 $160 $'s millions Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Supermicro Subsystems/System Revenue Subsystems Systems

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10 Non-GAAP Gross Margins 15.0% 16.7% 16.6% 16.7% 15.5% Q3'09 Q4'09 Q1'10 Q2'10 Q3'10

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11 Non-GAAP Gross Profit $16.5 $20.6 $24.7 $30.5 $29.4 $- Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Gross Profit $'s millions

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Summary P&L non-GAAP
(in millions, except per share data)
Q3'10 YoY Sequential Q3'09 Q2'10
Operating Expense $17.3 $2.7 $0.9 $14.6 $16.4
Operating Expense Ratio 9.1% -4.3% 0.1% 13.4% 9.0%
Operating Income $12.1 $10.2 -$2.0 $1.8 $14.1
Net Income $8.9 $6.5 -$0.3 $2.4 $9.2
EPS $0.21 $0.15 -$0.01 $0.06 $0.22
Diluted Common Share Count 42.5 38.9 40.5
Effective Quarterly
Tax Rate (Benefit) 25.7% -44.3% 34.1%

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Q3 FY2010 YTD Summary Statement of Cash Flows
($’s millions)
9 Months Ended 9 Months Ended
31-Mar-10 31-Mar-09
Net Income 19.2 $                     13.7 $
Depreciation and amortization 3.4 $                       2.6 $
Stock comp expense (FAS 123R) 4.8 $                       4.0 $
Other reserves 3.0 $                       4.3 $
Net change in AR, Inventory, AP (48.6) $                    (15.2) $
Other prepaids and liabilities 10.0 $                     3.9 $
Cash flow from operations (8.2) $                      13.4 $
Capital expenditures (2.8) $                      (2.8) $
Free cash flow (11.0) $                    10.7 $
Net cash  -  other investing activities 10.5 $                     0.9 $
Net cash - financing activities (3.1) $                      (0.3) $
Net change in cash  (3.6) $                      11.2 $

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Q3 FY 2010 Summary of Balance Sheet Metrics
($’s millions)
Q3'10 Q2'10 Change
Cash Equivalents & Investments 73.2 $         88.9 $    (15.7) $
Accounts Receivable 63.9 $         54.9 $    9.0 $
Inventory 144.4 $       134.3 $  10.1 $
Accounts Payable 103.5 $       112.6 $  (9.1) $
DSO 29 27 2
DIO 80 71 9
DPO 62 60 2
Cash Cycle Days 47 38 9

15 Supplemental Financials Third Quarter Fiscal 2010 Ended March 31, 2010

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Non-GAAP Financial Summary
(in millions, except per share data)
Q3'10 Q2'10 Q3'09
Net Sales 189.3 $      182.0 $    109.5 $
Non-GAAP Gross Margin 15.5% 16.7% 15.0%
Non-GAAP Operating Expenses 17.3 $        16.4 $       14.6 $
Non-GAAP Operating Income 12.1 $        14.1 $       1.8 $
Non-GAAP Net Income 8.9 $          9.2 $         2.4 $
Non-GAAP Net Income per common share 0.21 $        0.22 $       0.06 $
Fully diluted common shares for calculation 42.5 40.5          38.9

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Prior Period Net Income Comparisons
(in millions, except per share data)
Q3'10 Q2'10 Q3'09
Net Income (GAAP) 7.7 $           7.6 $         1.2 $
FAS123R & Other Unusual Expense (tax affected) 1.2 $           1.6 $         1.2 $
Net Income (Non-GAAP) 8.9 $           9.2 $         2.4 $
Diluted Net Income per common share (GAAP) 0.18 $         0.19 $       0.03 $
FAS123R 0.03 $         0.03 $       0.03 $
Diluted Net Income per common share (Non-GAAP) 0.21 $         0.22 $       0.06 $
Common shares used in diluted EPS calculation 42.5 40.5 38.9

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Q3 FY 2010 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q3'10
Q3'10 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 189.3 $          - $                  189.3 $
Cost of Sales 160.0 $          0.1 $                    159.9 $
Gross Profit 29.3 $            0.1 $                    29.4 $
Operating Expense 18.7 $            1.4 $                    17.3 $
Operating Income 10.5 $            1.5 $                    12.1 $
Interest, net (0.0) $             - $                  (0.0) $
Income Before Tax 10.5 $            1.5 $                    12.0 $
Income Tax 2.8 $               (0.3) $                 3.1 $
Net Income 7.7 $               1.2 $                    8.9 $
Diluted Net Income per common share 0.18 $            0.03 $                0.21 $
Diluted common shares used in GAAP and
Non-GAAP per share calculation 41.7 42.5 42.5

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Q2 FY 2010 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q2'10 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 182.0 $          - $                  182.0 $
Cost of Sales 151.7 $          0.2 $                    151.5 $
Gross Profit 30.3 $            0.2 $                    30.5 $
Operating Expense 17.9 $            1.5 $                    16.4 $
Operating Income 12.4 $            1.7 $                    14.1 $
Interest, net (0.1) $             - $                  (0.1) $
Income Before Tax 12.3 $            1.7 $                    14.0 $
Income Tax 4.7 $               (0.1) $                 4.8 $
Net Income 7.6 $               1.6 $                    9.2 $
Diluted Net Income per common share 0.19 $            0.03 $                0.22 $
Diluted common shares used in GAAP and
Non-GAAP per share calculation 39.8 40.5 40.5

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Q1 FY 2010 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q1'10
Q1'10 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 148.5 $          - $                  148.5 $
Cost of Sales 124.0 $          0.1 $                    123.9 $
Gross Profit 24.5 $            0.1 $                    24.7 $
Operating Expense 18.0 $            2.5 $                    15.6 $
Operating Income 6.5 $               2.6 $                    9.1 $
Interest, net (0.1) $             - $                  (0.1) $
Income Before Tax 6.4 $               2.6 $                    9.0 $
Income Tax 2.5 $               0.7 $                    3.1 $
Net Income 3.9 $               1.9 $                    5.8 $
Diluted Net Income per common share 0.10 $            0.05 $                0.15 $
Diluted common shares used in GAAP and
Non-GAAP per share calculation 39.2 40.1 40.1

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Q4 FY 2009 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q4'09
Q4'09 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 123.5 $             - $                  123.5 $
Cost of Sales 103.0 $             0.2 $                    102.8 $
Gross Profit 20.5 $               0.2 $                    20.6 $
Operating Expense 16.7 $               1.5 $                    15.2 $
Operating Income 3.7 $                  1.7 $                    5.4 $
Interest, net (0.2) $                - $                  (0.2) $
Income Before Tax 3.6 $                  1.7 $                    5.2 $
Income Tax 1.2 $                  0.3 $                    1.5 $
Net Income 2.4 $                  1.4 $                    3.8 $
Diluted Net Income per common share 0.06 $               0.04 $                0.10 $
Diluted common shares used in GAAP and
Non-GAAP per share calculation 38.5 39.5 39.5

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Q3 FY 2009 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q3'09
Q3'09 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 109.5 $         - $                  109.5 $
Cost of Sales 93.2 $           0.1 $                   93.1 $
Gross Profit 16.3 $           0.1 $                   16.5 $
Operating Expense 15.9 $           1.2 $                   14.6 $
Operating Income 0.4 $              1.3 $                   1.8 $
Interest, net (0.2) $            - $                  (0.2) $
Income Before Tax 0.3 $              1.3 $                   1.7 $
Income Tax (1.0) $            0.2 $                   (0.7) $
Net Income 1.2 $              1.0 $                   2.4 $
Diluted Net Income per common share 0.03 $           0.03 $               0.06 $
Diluted common shares used in GAAP and
Non-GAAP per share calculation 38.1 38.9 38.9